                             JOINT FILING AGREEMENT

         The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, $.00001 par value, of Quanta Services, Inc. is adopted and filed on behalf on each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below.

Dated: October 9, 1998.             ENRON CAPITAL & TRADE RESOURCES CORP.



                                    By: /s/ PEGGY B. MENCHACA
                                       -----------------------------------
                                    Name: Peggy B. Menchaca
                                    Title: Vice President and Secretary


Dated: October 9, 1998              ENRON CORP.

                                    By: /s/ PEGGY B. MENCHACA
                                       -----------------------------------
                                    Name: Peggy B. Menchaca
                                    Title: Vice President and Secretary


Dated: October 9, 1998              JOINT ENERGY DEVELOPMENT INVESTMENTS II
                                     LIMITED PARTNERSHIP

                                    By: Enron Capital Management II Limited
                                        Partnership, its General Partner

                                    By: Enron Capital II Corp., its general
                                        partner

                                    By: /s/ PEGGY B. MENCHACA
                                       -----------------------------------
                                    Name: Peggy B. Menchaca
                                    Title: Vice President and Secretary